UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2020

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Background

As previously disclosed, on May 5, 2020, Norwegian Cruise Line Holdings Ltd. (the “Company”) and NCL Corporation Ltd. (“NCLC”), a subsidiary of the Company, entered into an investment agreement (the “Investment Agreement”) with an affiliate of L Catterton (the “Investor”), relating to the issuance and sale of $400 million in aggregate principal amount of NCLC’s exchangeable senior notes due 2026 (the “Private Exchangeable Notes”). The transactions contemplated by the Investment Agreement, including the issuance of the Private Exchangeable Notes, closed on May 28, 2020 (the “Closing”). The Company expects to use the net proceeds from the placement of the Private Exchangeable Notes for general corporate purposes. The Company previously filed the Investment Agreement as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2020.

In connection with the Closing, the Company and NCLC entered into (i) an investor rights agreement (the “Investor Rights Agreement”) by and among the Company, NCLC and the Investor on May 28, 2020 and (ii) an indenture (the “Indenture”) by and among NCLC, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee on May 28, 2020, each as described in further detail below.

Investor Rights Agreement

Pursuant to the terms of the Investor Rights Agreement, among other things, the Investor is entitled to nominate one person who shall be appointed to the board of directors of the Company (the “Board”) promptly following the date of the 2020 annual general meeting of the shareholders, but in no event later than July 15, 2020. From and after the Closing, until the first date (the “Fall Away Date”) on which the Investor no longer beneficially owns in the aggregate at least 50% of the number of the Company’s ordinary shares, par value $0.001 per share (the “Ordinary Shares”), issuable upon exchange of the Private Exchangeable Notes beneficially owned by the Investor in the aggregate as of the Closing (subject to certain adjustments), the Investor is entitled to nominate one person (the “Investor Nominee”) for election at each general meeting of the Company at which the class of directors that the initial Investor Nominee shall be designated is up for election and to designate one person to be a non-voting observer to the Board and any committee of the Board.

In addition, until the later of (i) the Fall Away Date and (ii) the one-year anniversary of the Closing (the “Standstill Period”), the Investor and its affiliates are subject to a voting agreement with respect to certain matters. During the Standstill Period, the Investor and its affiliates are subject to customary standstill provisions.

The Investor Rights Agreement also provides for customary registration rights for the Investor and its affiliates, including demand and piggyback registration rights, beginning six months after the Closing and contains customary transfer restrictions.

The foregoing summary of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indenture

The Indenture provides that until but not including June 1, 2021, no cash interest shall be payable on the Private Exchangeable Notes. Instead, interest shall accrue at a rate of 7.00% per annum and be added as an accretion to the principal amount of the Private Exchangeable Notes on each of December 1, 2020 and June 1, 2021. On and following June 1, 2021 until but not including June 1, 2025, interest shall accrue in a combination of (x) cash at a rate of 3.00% per annum, to be paid in arrears on December 1st and June 1st as applicable during this period, and (y) accreted interest at a rate of 4.50% per annum added as an accretion to the principal amount of the Private Exchangeable Notes on each June 1 and December 1. On and following June 1, 2025, interest shall accrue in cash at a rate of 7.50% per annum and be paid in arrears on each of December 1, 2025 and June 1, 2026.

The Private Exchangeable Notes will mature on June 1, 2026 (the “Maturity Date”) unless earlier exchanged, redeemed or repurchased.

The Private Exchangeable Notes will be exchangeable for NCLC’s redeemable preference shares at any time prior to the close of business on the business day immediately preceding the Maturity Date. Upon exchange, the preference shares will be immediately and automatically exchanged (without any further action being required to be taken by exchanging holders of the Private Exchangeable Notes), for each $1,000 accreted principal amount of exchanged Private Exchangeable Notes, into a number of Ordinary Shares based on the exchange rate. The exchange rate will initially be 82.6446 Ordinary Shares per $1,000 principal amount of Private Exchangeable Notes (equivalent to an initial exchange price of approximately $12.10 per Ordinary Share), subject to adjustment.

NCLC may redeem the Private Exchangeable Notes, in whole but not in part, following the occurrence of certain tax law changes at a redemption price equal to 100% of the accreted principal amount of the Private Exchangeable Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

Additionally, NCLC may redeem the Private Exchangeable Notes at its option on or after June 1, 2023, in whole or in part, at a redemption price equal to 100% of the accreted principal amount per Private Exchangeable Note, if the market closing price of the Ordinary Shares has been at least 250% of the per share price implied by the exchange rate then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period.

Upon the occurrence of a “fundamental change,” which term includes certain change of control transactions, NCLC must offer to repurchase the Private Exchangeable Notes at a price equal to 100% of their accreted principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase. In addition, if certain corporate events occur prior to the Maturity Date or if NCLC delivers a notice of tax redemption, NCLC will, in certain circumstances, increase the exchange rate for a holder who elects to exchange its Private Exchangeable Notes in connection with such corporate event or notice of tax redemption, as the case may be.

The Indenture contains customary covenants and events of default.

The foregoing summary of the Indenture and the Private Exchangeable Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, including the form of Private Exchangeable Note contained therein, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On May 28, 2020, NCLC issued a press release announcing that it had completed the transactions contemplated by the Investment Agreement with the Investor. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the COVID-19 pandemic, operational position, demand for voyages, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the impact of:

•	the spread of epidemics, pandemics and viral outbreaks, and specifically, COVID-19, on our financial condition and operations, which adversely affects our ability to obtain acceptable financing in an amount equal to the resulting reduction in cash from operations, and the current, and uncertain future, other impacts of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	our ability to develop strategies to enhance our health and safety protocols to adapt to the current pandemic environment’s unique challenges once operations resume and to otherwise safely resume our operations when conditions allow;

•	coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions;

•	the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise;

•	our success in reducing operating expenses and capital expenditures and the impact of any such reductions;

•	our guests’ election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	the unavailability of ports of call;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	our ability to work with lenders and others or otherwise pursue options to defer or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

•	adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	our potential future need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders;

•	any further impairment of our trademarks, trade names or goodwill;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	fluctuations in foreign currency exchange rates;

•	overcapacity in key markets or globally;

•	our expansion into and investments in new markets;

•	our inability to obtain adequate insurance coverage;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	pending or threatened litigation, investigations and enforcement actions;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	our inability to keep pace with developments in technology;

•	changes involving the tax and environmental regulatory regimes in which we operate; and

•	other factors set forth under “Risk Factors” in our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated May 28, 2020, by and among NCL Corporation Ltd., as issuer, Norwegian Cruise Line Holdings Ltd., as guarantor, and U.S. Bank National Association, as trustee.
10.1	Investor Rights Agreement, dated May 28, 2020, by and among Norwegian Cruise Line Holdings Ltd., NCL Corporation Ltd. and LC9 Skipper, L.P.
99.1	Press Release of NCL Corporation Ltd., dated May 28, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2020

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Mark A. Kempa
Name:	Mark A. Kempa
Title:	Executive Vice President and Chief Financial Officer